EXHIBIT 10.1


                      STOCK AND WARRANT PURCHASE AGREEMENT

          THIS  STOCK  AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made
                                                             ---------
and entered into as of September 28, 2007, by and among The Quercus Trust (the "Purchaser"), and WorldWater & Solar Technologies Corp., a Delaware corporation
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(the  "Company"  or  "WWAT").
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          WHEREAS,  the  Purchaser desires to purchase from the Company, and the
Company desires to sell to Purchaser, shares of common stock and warrants of the Company on the terms set forth herein; and

          WHEREAS, the Company is offering the Common Stock pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").
  --------------

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.     Sale  of  Shares.
            ----------------

          1.1     Purchase  and  Sale  of  Shares.  The  Company hereby sells to
                  -------------------------------
Purchaser, and Purchaser hereby purchases from the Company, an aggregate of 7,500,000 units (the "Units"), each consisting of (i) one share (a "Share,"
                         -----                                           -----
collectively  the "Shares") of its common stock, par value $0.001 per share (the
                   ------
"Common Stock"), and (ii) one warrant (a "Warrant," collectively the "Warrants")
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to purchase 1.2 shares of Common Stock, for a purchase price of $1.782 per Unit, reflecting a price of $____ per Share and $____ per Warrant. The initial exercise price of the Warrant is $1.815 per share, in consideration of the delivery by the Company to Purchaser of certificates evidencing the Shares and Warrants.

          1.2     The  Closing.  The  purchase  and sale of the Units shall take
                  ------------
place at the offices of Salvo Landau Gruen & Rogers, 510 Township Line Road, Suite 150, Blue Bell, Pennsylvania 19333, or at such other location as the Company and Purchaser mutually agree, on or before August 31, 2007 (the "Closing"). At the Closing, upon payment for the Units pursuant to Section 1.1 hereof, the Company shall deliver to Purchaser a certificate representing the Shares and a certificate representing the Warrants (the "Warrant Certificate")
                                                           -------------------
in the form(s) set forth on of Exhibit "A" hereto against delivery to the Company of a check or wire transfer in the amount of the purchase price therefor. The obligation of Purchaser to consummate the purchase of the Units at the Closing is subject to the truth and accuracy of the representation and warranties of the Company in Section 2 below.

     2.     Representations  and  Warranties  of Company.  Except as provided on
            --------------------------------------------
Schedule 2 attached hereto, the Company hereby represents and warrants to Purchaser that:

          2.1     Organization, Good Standing and Qualification.  The Company is
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a  corporation  duly  organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on
(i) the Company, (ii) its consolidated results of operations, assets, or financial condition, (iii) its ability to perform its obligations under this Agreement or (iv) the Units (a "Material Adverse Effect").
                                      -------------------------

          2.2     Consents  and  Approvals.  No  consent,  approval,  order  or
                  ------------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

          2.3     Litigation.  There  are  no  pending  or  overtly  threatened
                  ----------
actions, claims, orders, decrees, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which would have a Material Adverse Effect, or which question the validity of this Agreement or any action taken or to be taken by the Company in connection herewith, or which might result in any impairment of the right or ability of the Company to enter into or perform his obligations under this Agreement.

          2.4     Authorization.  The  Company  has  full  corporate  power  and
                  -------------
authority to execute, deliver and enter into this Agreement and to consummate the transactions contemplated hereby. All action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Units, the Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the performance of the Company's
                      ---------------
obligations hereunder has been taken. The Units, the Shares, the Warrants and the Warrant Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and by general equitable principles, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          2.5     Compliance  With  Other  Instruments.
                  ------------------------------------
               (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, (ii) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound or (iii) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company, in the cases of clauses (ii) and (iii) above, only to the extent such conflict, breach, violation, default or lien reasonably could, individually or in the aggregate, have or result in a Material Adverse Effect.

               (b) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Units, the Shares, the Warrants and the Warrant Shares, except filings as may be required to be made by the Company with (i) the United States Securities and Exchange Commission ("SEC") and (ii) state "blue sky" or other
                                        ---
securities  regulatory  authorities.

          2.6     Reports;  Financial  Statements.  WWAT's Annual Report on Form
                  -------------------------------
10-KSB for the years ended December 31, 2005 and December 31, 2006 and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007 and June 30, 2007 (the "Reports") have been filed with the SEC and the Reports complied in all
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material  respects  with  the rules of the SEC applicable to such Reports on the date filed with the SEC, and the Reports did not contain, on the date of filing with the SEC, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not materially misleading. The Reports have not been amended, nor as of the date hereof has WWAT filed any report on
Form  8-K  since  June  30, 2007 other than as set forth on Schedule 2.6 hereto.
                                                            ------------
All  of the consolidated financial statements included in the Reports (the "WWAT
                                                                            ----
Financial  Statements"):  (a)  have  been prepared from and on the basis of, and
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are  in  accordance  with,  the  books  and  records  of WWAT and with generally accepted accounting principles applied on a basis consistent with prior accounting periods; (b) fairly and accurately present in all material respects the consolidated financial condition of WWAT as of the date of each such WWAT Financial Statement and the results of its operations for the periods therein specified; and (c) in the case of the annual financial statements, are accompanied by the audit opinion of WWAT's independent public accountants. Except as set forth in Schedule 2.6 or in the WWAT Financial Statements, as of
                         ------------
the date hereof, WWAT has no liabilities other than (x) liabilities which are reflected or reserved against in the WWAT Financial Statements and which remain outstanding and undischarged as of the date hereof, (y) liabilities arising in the ordinary course of business of WWAT since June 30, 2007, or (z) liabilities incurred as a result of the transactions contemplated by the Transaction Documents or which were not required by generally accepted accounting principles to be reflected or reserved on the WWAT Financial Statements. Since June 30, 2007, except as set forth on Schedule 2.6 hereto, there has not been any event
                               ------------
or change which has or will have a Material Adverse Effect and WWAT has no knowledge of any event or circumstance that would reasonably be expected to result in such a Material Adverse Effect.

          2.7     Capitalization.  Schedule  2  sets  forth  the  authorized and
                  --------------   -----------
outstanding capital stock of the Company, currently and on a fully-diluted basis, and other than as set forth in Schedule 2, the Company has not issued any
                                      ----------
capital stock, or any securities convertible into, or exchangeable for, capital stock, or entered into any written or oral commitment with respect thereto.

          2.8     Permits.  The  Company  has  all franchises, permits, licenses
                  -------
and similar authorizations necessary for the conduct of its business, and is not in default of any such authorizations, where the absence or default of such authorization could have a Material Adverse Effect.

          2.9     Income Tax Returns.  WWAT and each entity owned or controlled,
                  ------------------
directly or indirectly by WWAT or in which it has a fifty percent (50%) or greater interest (each, a "Subsidiary") has filed all federal and state income
                             ----------
tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by WWAT or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. WWAT has no knowledge of any pending assessments or adjustments of the income tax payable of WWAT or its Subsidiaries with respect to any year.

          2.10     Environmental Matters.  None of the operations of WWAT or any
                   ---------------------
Subsidiary is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. To WWAT's knowledge, neither WWAT nor any Subsidiary has received notice of any actual or threatened claim, investigation, proceeding, order or decree in connection with any release of any toxic or hazardous waste or substance into the environment.

          2.11     Offering.  Subject  in part to the truth and accuracy of each
                   --------
Investor's  representations set forth in Section 3 of this Agreement, the offer,
                                         ---------
sale and issuance of the securities contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and the qualification or registration requirements of the Act or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

          2.12     Patents  and  Trademarks.  The Company possesses all patents,
                   ------------------------
patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights and copyrights (collectively, the "Intellectual
                                                                    ------------
Property")  necessary  for  its  business without, to its knowledge (but without
--------
having conducted any special investigation or patent search), any conflict with or infringement of the valid rights of others and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and the Company has not received any notice of infringement upon or conflict with the asserted rights of others.

          2.13     Insurance.  The Company has in full force and effect fire and
                   ---------
casualty insurance policies with such coverages in amounts (subject to reasonable deductibles) customary for companies similarly situated.

          2.14     Related  Party  Transactions.  No  existing  contractual
                   ----------------------------
obligation of WWAT or its Subsidiaries is with or for the direct benefit of (i) any party owning, or formerly owning, beneficially or of record, directly or indirectly, in excess of five percent (5%) of the outstanding capital stock of WWAT, (ii) any director, officer or similar representative of WWAT, (iii) any natural person related by blood, adoption or marriage to any party described in
(i) or (ii), or (iv) any entity in which any of the foregoing parties has, directly or indirectly, at least a five percent (5%) beneficial interest (a "Related Party"). Without limiting the generality of the foregoing, no Related
 --------------
Party, directly or indirectly, owns or controls any material assets or material properties which are used in WWAT's business and to the knowledge of WWAT, no Related Party, directly or indirectly, engages in or has any significant interest in or connection with any business which is, or has been within the last two years, a competitor, customer or supplier of WWAT or has done business with WWAT or which currently sells or provides products or services which are similar or related to the products or services sold or provided in connection with the Business.

          2.15     No  Anti-Dilution  Rights.  The  transactions  contemplated
                   -------------------------
hereby will not trigger any anti-dilution provisions contained in any existing shareholder agreements.

          2.16     Full  Disclosure.  No  representation,  warranty, schedule or
                   ----------------
certificate of WWAT made or delivered pursuant to the Transaction Documents contains or will contain any untrue statement of fact, or omits or will omit to state a material fact the absence of which makes such representation, warranty or other statement misleading.

     3.     Representations  and  Warranties  of  Purchaser.  Purchaser  hereby
            -----------------------------------------------
represents  and  warrants  to,  and  agrees  with,  the  Company  that:

          3.1     Litigation.  There  are  no  claims  before  any  governmental
                  ----------
entity or arbitrator pending or, to such Purchaser's knowledge, currently threatened against or with respect to such Purchaser relating to or affecting the Units, which question the validity of this Agreement or any action taken or to be taken by such Purchaser in connection herewith, or which might result in any impairment of the right or ability of such Purchaser to enter into or perform its obligations under this Agreement.

          3.2     Awareness of Company Performance.  Purchaser acknowledges that
                  --------------------------------
(i) it has received and reviewed the Company's financial statements (a) as of and for the year ended December 31, 2006 and (b) as of and for the six-month period ended June 30, 2007, (ii) it has received or has had full access to all the information Purchaser considers necessary or appropriate to make an informed decision with respect to the purchase of the Units pursuant to this Agreement, and (iii) it has had an opportunity to ask questions and receive answers from the Company regarding the Company's financial performance and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Purchaser or to which Purchaser had access.

          3.3     Restricted  Securities.  Such  Purchaser  understands that (i)
                  ----------------------
the Units are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, (ii) under such laws and applicable regulations such securities may be resold without registration under federal and state securities laws only in certain limited circumstances, and (iii) the Company may require a legal opinion of such Purchaser's counsel with respect to unregistered transfers.

          3.4     Accredited  Investor.  Purchaser  represents  that  it  is  an
                  --------------------
"accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

          3.5     Legends.  Such  Purchaser  understands  that  the certificates
                  -------
evidencing  the  Units  will  bear  substantially  the  following  legends:
     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH SECURITIES ACT.

          3.6     Investment  Purposes.  The  Units  will  be  acquired  for
                  --------------------
investment for Purchaser's own account, not as a nominee or agent, an not with a view to the public resale or distribution thereof within the meaning of the federal or state securities laws, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser further represents that he or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units.

     4.     Certain  Covenants  of  WWAT.
            ----------------------------

          4.1     Right to Request Registration.  Upon the written request of
                  -----------------------------
Purchaser at any time the Company complies with the eligibility requirements of General Instruction I to Registration Statement on Form S-3 (or any successor form) to register the resale of the Company's Common Stock on a registration statement on such form under the Securities Act, the Company shall use commercially reasonable efforts to promptly file with the SEC, cause to be declared effective and maintain the effectiveness of, a registration statement on such form providing for the resale on a continuous basis, pursuant to Rule 415, by Purchaser of such number of Shares and Warrant Shares requested by Purchaser to be registered thereby. Such registration shall be on terms customarily agreed to for such registration rights, and at the request of either party the parties hereto shall enter into a more detailed agreement setting forth the registration rights of Purchaser hereunder.

          4.2     Registration  and  Listing.
                  --------------------------
               (a) In the event the Company determines, in its sole discretion, to register a public offering of its securities under the Securities Act, or in the alternative, grants registration and related rights to another shareholder without registering a public offering, the Company shall provide the Purchaser registration and related rights with respect to the Shares and the Warrant Shares which shall include reasonable and customary indemnification, filing delay agreements, agreement not to sell, underwriting and the like, on terms as favorable to the Purchaser as are granted to any current or future stockholder of the Company and in connection therewith the Purchaser and the Company shall agree to such other registration rights as are reasonable and customary, including indemnification, filing delay provisions, agreement not to sell, underwriting arrangements and the like. The rights of the Purchaser under this Section 4.2(a) shall inure to the benefit of the transferee in the case of a transfer to an affiliate or to a transferee of Shares and/or Warrants representing at least twenty-five percent (25%) of the Common Stock (including Common Stock issuable upon exercise of the Warrants) purchased hereunder. The registration obligations of the Company shall terminate five (5) years after the date hereof.

               (b) If any shares of Common Stock issued or issuable hereunder (the "Registrable Shares") require registration with or approval of
                  -------------------
any governmental authority under any federal or state or other applicable law before such Common Stock may be issued or delivered, WWAT will in good faith and as expeditiously as possible endeavor to cause such Common Stock to be duly registered or approved, as the case may be, unless such registration or approval is required solely because of a breach of a Purchaser's representation contained in Article 3. So long as the Common Stock is quoted on the OTC Bulletin Board, NASDAQ or listed on any national securities exchange, WWAT will, if permitted by the rules of such system or exchange, quote or list and keep quoted or listed on such system or exchange all Common Stock issued or issuable hereunder.


          4.3     REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.
                  ---------------------------------------------
With a view to making available to the holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use commercially reasonable efforts to:

               (a) make and keep public information available, as required by Rule 144(c) under the Securities Act;

               (b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"); and
                                                             ------------

               (c) furnish to any holder, so long as the holder owns any Registrable Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to a registration statement on Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

The rights of the Purchaser under this Section 4.3 shall inure to the benefit of the transferee in the case of a transfer to an affiliate or to a transferee of Shares and/or Warrants representing at least twenty-five percent (25%) of the Common Stock (including Common Stock issuable upon exercise of the Warrants) purchased hereunder. The obligations of the Company under this Section 4.3 shall terminate five (5) years after the date hereof.

          4.4     RESERVATION OF SHARES.  Subject to Section 1(d) of the
                  ---------------------
Warrant, the Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue or delivery upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable or deliverable upon the exercise of all Warrants. Such shares of Common Stock shall, when issued or delivered in accordance with the terms of the Warrants, be duly and validly issued and fully paid and non-assessable.

     5.     Indemnification.
            ---------------

          5.1     Indemnification  by  WWAT.  In  addition to all other sums due
                  --------------------------
hereunder or provided for in this Agreement, WWAT agrees to indemnify and hold harmless the Purchaser and its respective "Affiliates" (as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) and their respective officers, directors, agents, representatives, employees, subsidiaries, partners and controlling persons (each, an "indemnified party")
                                                             -----------------
from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities ("Liabilities") resulting from any breach of any covenant,
               -----------
agreement, representation or warranty of WWAT in this Agreement; provided, however, that WWAT shall not be liable under this Section 5.1: (a) for any amount paid in settlement of claims without WWAT's consent (which consent shall not be unreasonably withheld) or (b) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct or bad faith of such indemnified party; provided, further, that if and to the
                                           -----------------
extent that such indemnification is held, by final judicial determination to be unenforceable, in whole or in part, for any reason, WWAT shall make the maximum contribution to the payment and satisfaction of such indemnified Liability. In connection with the obligation of WWAT to indemnify for expenses as set forth above, WWAT further agrees to reimburse each indemnified party for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such indemnified party; provided, however, that if an
                                                   --------- -------
indemnified party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the willful misconduct or bad faith of such indemnified party.

          5.2     Notification; Procedure.  Each indemnified party under Section
                  -----------------------
5.1 will, promptly after the receipt of notice of the commencement of any action or other proceeding against such indemnified party in respect of which indemnity may be sought from WWAT under Section 5.1, notify WWAT in writing of the commencement thereof. The omission of any indemnified party so to notify WWAT of any such action shall not relieve WWAT from any liability which it may have to such indemnified party (i) other than pursuant to Section 5.1 or (ii) under
Section 5.1 unless, and only to the extent that, such omission results in WWAT's forfeiture of substantive rights or defenses. In case any such action or other proceeding shall be brought against any indemnified party and it shall notify WWAT of the commencement thereof, WWAT shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any
                                                     -----------------
indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both WWAT and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at WWAT's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party, (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to WWAT or (b) any conflict or potential conflict exists between WWAT and such indemnified party that would make such separate representation advisable; provided, however, that in no event shall WWAT be required to pay
            --------   -------
fees and expenses under this sentence of Section 5.1 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. The Company agrees that WWAT will not, without the prior written consent of the Purchaser, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any indemnified party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchaser and each other indemnified party from all liability arising or that may arise out of such claim, action or proceeding. No such settlement shall impose any restriction on the future conduct of any indemnified party without such party's consent, which may be withheld in such party's discretion. The rights accorded to indemnified parties hereunder shall be in addition to any rights that any indemnified party may have at common law, by separate agreement or otherwise.

     6.     Survival  of  Representations  and Warranties.  All representations,
            ----------------------------------------------
warranties and agreements made by WWAT and Purchaser in this Agreement or in any certificate or other instrument delivered pursuant hereto shall survive the Closing and any investigation and discovery by WWAT or by Purchaser, as the case may be, made at any time with respect thereto; provided, however, that, other
                                                  --------  -------
than with respect to Section 2.7 (for which there shall be no time limit), neither Purchaser nor WWAT shall have any liability to the other for any misrepresentation, inaccuracy or omission in any representation or warranty, or any breach of any representation or warranty, unless the party asserting a claim with respect to any thereof gives to the other written notice of such claim on or before the date which is two years following the Closing Date.

     7.     Miscellaneous.
            -------------

          7.1     Entire  Agreement.  This  Agreement  contains  the  entire
                  -----------------
agreement among the parties with respect to the sale and purchase contemplated hereby.

          7.2     Governing  Law.  This  Agreement  shall  be  governed  by  and
                  --------------
construed  under  the  laws  of  the  State  of  Delaware.

          7.3     Counterparts.  This  Agreement  may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.4     Severability.  The  invalidity of any portion hereof shall not
                  ------------
affect the validity, force, or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, the parties agree that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law against those for whom it may be enforceable, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

          7.5     Further  Assurances.  The  parties  hereto  shall,  without
                  -------------------
additional consideration, execute and deliver or cause to be executed and delivered such further instruments and shall take or cause to be taken such further actions as are necessary to carry out more effectively the intent and purpose of this Agreement.

          7.6     Successors  and Assigns.  Except as otherwise provided herein,
                  -----------------------
the terms and conditions of Sections 4.2 and 4.3 of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.7     Titles  and  Subtitles.  The titles and subtitles used in this
                  ----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.8     Notices.  All notices required or permitted hereunder shall be
                  -------
in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          7.9     Finder's  Fee.  Each  party  represents that it neither is nor
                  -------------
will be obligated for any finders' fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its trustees, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.10     Expenses.  The  Company shall pay all costs and expenses that
                   --------
it incurs with respect to its negotiation, execution, delivery and performance of this Agreement and, if the Closing is effected, shall pay the actual legal fees and costs of Greenberg Glusker Fields Claman & Machtinger LLP, counsel to Purchaser, in an amount not to exceed $15,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.11     Amendments  and  Waivers.  Any  term of this Agreement may be
                   ------------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities for which Warrants are exercisable), and each future holder of all such securities and the Company.

          7.12     Aggregation  of  Stock.  All  shares  of  Common  Stock  and
                   ----------------------
Warrants held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


PURCHASER:
---------
THE QUERCUS TRUST

By:  /s/  David  Gelbaum
     ------------------------
     David Gelbaum, Trustee

Address:
2309 Santiago Drive
Newport, California 92660


COMPANY:
-------

WORLDWATER & SOLAR TECHNOLOGIES CORP.


By:  /s/ Quentin T. Kelly
     ---------------------------------------
Name:  Quentin T. Kelly
Its:   Chairman and Chief Executive Officer

Address:
200 Ludlow Drive
Ewing, New Jersey 08638